Exhibit 10.6(a)

AMENDMENT TO WARRANT CERTIFICATE

This Amendment to Warrant Certificate (this “Amendment”), effective as of March 18, 2021, is entered into by and between MedMen Enterprises Inc. (the “Company”) and GundyCO ITF MMCAP International Inc. SPC, a Cayman Islands company (the “Holder”). Capitalized terms used herein without definition have the respective meaning ascribed to them in the Warrant Certificate (as defined below).

RECITALS

WHEREAS, the Company and Holder have executed and delivered that certain Subscription Agreement, dated as of March 18, 2021 (the “Subscription Agreement”);

WHEREAS, the Company issued to the Holder 50,000,000 Warrants for value received under the Subscription Agreement (the “Warrant Certificate”); and

WHEREAS, the Company and the Holder desire to amend the Warrant Certificate on the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agrees as follows:

1. Exercise Procedure. Section 3 is hereby amended as follows:

(i) the first sentence of Section 3 is hereby deleted in its entirety and replaced with the following:

Except as otherwise provided for below in this Section 3, the Holder may exercise the right of purchase herein provided for by surrendering or delivering to the Company prior to the Expiry Time at its registered office as set out above:

(ii) the following is added as a separate paragraph at the end of Section 3:

The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 3 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable notice of exercise, the Holder (together with the Holder’s Affiliates, and any other persons acting as a group together with the Holder or any of the Holder’s Affiliates (such persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of Shares beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of Shares issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Shares equivalent) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this paragraph applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a notice of exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this paragraph, in determining the number of outstanding Shares, a Holder may rely on the number of outstanding Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the U. S. Securities and Exchange Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or a transfer agent setting forth the number of Shares outstanding. Upon the written or oral request of a Holder, the Company shall within one trading day confirm orally and in writing to the Holder the number of Shares then outstanding. In any case, the number of outstanding Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding Shares was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of Shares outstanding immediately after giving effect to the issuance of Shares issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this paragraph, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of Shares outstanding immediately after giving effect to the issuance of Shares upon exercise of this Warrant held by the Holder and the provisions of this paragraph shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the Intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

2. Ratification of Agreement. Except as provided herein, the Warrant Certificate is ratified, confirmed and shall remain unchanged and in full force and effect.

3. Entire Agreement. This Amendment together with the Warrant Certificate constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

4. Counterparts. This Amendment may be executed in two or more counterparts, including by facsimile or electronic transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws.

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IN WITNESS WHEREOF, the undersigned parties have executed this Amendment to Warrant Certificate effective as of the date first above written.

MEDMEN ENTERPRISES INC.

Per:	/s/ Reece Fulgham
Reece Fulgham, Chief Financial Officer

SIGNATURE PAGE TO AMENDMENT TO WARRANT CERTIFICATE

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment to Warrant Certificate effective as of the date first above written.

GundyCO ITF MMCAP INTERNATIONAL INC. SPC

Per:	/s/ Matthew MacIsaac

SIGNATURE PAGE TO AMENDMENT TO WARRANT CERTIFICATE